UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 14, 2007

Accredited Home Lenders Holding Co.

(Exact name of Registrant as specified in its charter)

Delaware	001-32275	04-3669482
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15253 Avenue of Science, San Diego, CA 92128

(Address of principal executive offices) (Zip Code)

(858) 676-2100

(Registrant’s telephone number, including area code)

15090 Avenue of Science, San Diego, CA 92128

(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 15, 2007, Accredited Home Lenders Holding Co. (the “Company”) announced that it had received an additional deficiency notice from the NASDAQ Listing Qualifications Staff. NASDAQ issued the notice, as required by its Marketplace Rules, in connection with the Company’s announcement, previously disclosed in a Form 12b-25 and a Current Report on Form 8-K filed on Friday, May 11, 2007, that the Company will not file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 prior to expiration of the 12b-25 extension period. The Company had previously announced on March 16, 2007 that due to a delay in filing its Annual Report on Form 10-K for the year ended December 31, 2006, it had received a letter from The NASDAQ Stock Market indicating that the Company’s common stock is subject to delisting pursuant to NASDAQ Marketplace Rule 4310(c)(14). NASDAQ Marketplace Rule 4310(c)(14) requires that listed companies provide to NASDAQ, on a timely basis, all filings required by the Securities and Exchange Commission.

The additional notice stated that the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 could serve as an additional basis for the delisting of the Company’s securities from NASDAQ.

Following the Company’s receipt of the initial notice on March 16, 2007, the Company requested and was granted a hearing before the NASDAQ Listing Qualifications Panel (“Panel”) on May 3, 2007 to present its plan to regain compliance with NASDAQ’s filing requirement. As of the date hereof, the Panel has not rendered a determination in this matter. In the most recent notice, NASDAQ provided the Company with the opportunity to make a submission with respect to the Form 10-Q by May 21, 2007. The Company intends to provide a timely submission to NASDAQ for its review. The Company’s stock will continue to trade on NASDAQ pending the issuance of the Panel’s decision in this matter and/or the expiration of any exception period granted by the Panel. A copy of the press release announcing this additional notice is attached hereto as Exhibit 99.1 and is hereby incorporated into this item 3.01 by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits:

(d)	Exhibits:

99.1	Press Release by Accredited Home Lenders Holding Co., dated May 15, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accredited Home Lenders Holding Co.

Date: May 17, 2007	By:	/s/ James A. Konrath
James A. Konrath
Chairman of the Board and
Chief Executive Officer

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Exhibit Index
Exhibit No.	Description
Exhibit 99.1	Press release by Accredited Home Lenders Holding Co., dated May 15, 2007

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